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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2005

                             CATHAY GENERAL BANCORP
             (Exact name of registrant as specified in its charter)

            Delaware                    0-18630                95-4274680
(State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)               File Number)         Identification No.)

     777 North Broadway, Los Angeles, California                   90012
       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (213) 625-4700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS

       On October 25, 2005, Cathay General Bancorp announced, in a press release, that it has exercised options to purchase 41% of the outstanding stock of Great Eastern Bank. Closing of the purchase of Great Eastern Bank stock pursuant to the stock options is subject to the receipt of the necessary regulatory approvals and the satisfaction or waiver by Cathay General Bancorp of other conditions to closing. That press release is attached hereto as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       99.1  Press Release of Cathay General Bancorp dated October 25, 2005.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 25, 2005

                                               CATHAY GENERAL BANCORP

                                               By:  /s/ Heng W. Chen
                                                    ----------------------------
                                                    Heng W. Chen
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

Number     Exhibit
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99.1       Press Release of Cathay General Bancorp dated October 25, 2005.